UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

July 23, 2013

(Date of earliest event reported)

WEYERHAEUSER COMPANY

(Exact name of registrant as specified in charter)

Washington	1-4825	91-0470860
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

Federal Way, Washington 98063-9777

(Address of principal executive offices)

(zip code)

Registrant’s telephone number, including area code:

(253) 924-2345

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On July 23, 2013, Weyerhaeuser Company (“Weyerhaeuser” or the “Company”) completed the acquisition of Longview Timber LLC (“Longview Timber”) pursuant to the Stock Purchase Agreement, dated June 14, 2013, with Longview Timber Holdings, Corp. and certain of its security holders (the “Purchase Agreement”). Pursuant to the Purchase Agreement and other related agreements, the Company acquired, for cash, all of the equity interests in Longview Timber (the “Acquisition”) for an aggregate purchase price of approximately $2.65 billion, which includes the assumption of Longview Timber’s debt. The purchase price is subject to post-closing adjustment based on Longview Timber’s net working capital and net cash at closing in accordance with the terms of the Purchase Agreement. As at June 30, 2013, an aggregate principal amount of approximately $1.07 billion of fixed and floating rate notes was outstanding under Longview Timber’s existing senior secured credit agreement.

The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the Purchase Agreement, which was filed as Exhibit 2.1 to a Current Report on Form 8-K filed by the Company with the SEC on June 17, 2013, and is incorporated herein by reference.

This Form 8-K/A amends the Current Report on Form 8-K filed by the Company with the SEC on July 26, 2013, to include the financial statements of Longview Timber and pro forma financial information described in Item 9.01 hereof.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial statements of business acquired.

Audited consolidated financial statements of Longview Timber as of and for the year ended December 31, 2012 and the notes thereto, together with the related auditor’s consent, were filed as Exhibits 99.1 and 23.2, respectively, to a Current Report on Form 8-K filed by the Company with the SEC on June 17, 2013, and are incorporated herein by reference.

Unaudited consolidated interim financial statements of Longview Timber as of June 30, 2013 and December 31, 2012 and for the six month periods ended June 30, 2013 and 2012 and the notes thereto are filed as Exhibit 99.1 hereto.

(b)	Pro forma financial information.

Unaudited pro forma condensed consolidated financial statements as of and for the six month period ended June 30, 2013, for the six month period ended June 30, 2012 and for the twelve month period ended December 31, 2012 and the notes thereto with respect to the Acquisition are filed as Exhibit 99.2 hereto.

(d)	Exhibits.

The following items are filed as exhibits to this report:

99.1	Unaudited consolidated interim financial statements of Longview Timber LLC as of June 30, 2013 and December 31, 2012 and for the six month periods ended June 30, 2013 and 2012 and the notes thereto.

99.2	Unaudited pro forma condensed consolidated financial statements as of and for the six month period ended June 30, 2013 and for the twelve month period ended December 31, 2012 and the notes thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEYERHAEUSER COMPANY

By:	/s/ Jeanne M. Hillman
	Name:	Jeanne M. Hillman
	Title:	Vice President and
Chief Accounting Officer

Date: August 7, 2013